Supplement dated September 6, 2018
to the Statement of Additional Information (SAI), dated September 1, 2018, for the following fund:
Fund
Columbia Funds Series Trust I
Multi-Manager International Equity Strategies Fund
Effective immediately, the information for Baillie Gifford Overseas Limited (Baillie Gifford) for Multi-Manager International Equity Strategies Fund under the subsection, "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2017, unless otherwise noted
MM International Equity Strategies Fund	Baillie Gifford: Jonathan Bates(m)(u)	4 RICs 35 other accounts	$5.45 billion $16.82 billion	5 other accounts ($4.93 B)	None	Baillie Gifford	Baillie Gifford
	Donald Farquharson(m)	4 RICs 1 PIV 38 other accounts	$5.45 billion $891.00 million $21.87 billion	5 other accounts ($4.93 B)	None
	Jenny Tabberer(m)	4 RICs 35 other accounts	$5.45 billion $16.82 billion	5 other accounts ($4.93 B)	None
	Angus Franklin(m)	4 RICs 35 other accounts	$5.45 billion $16.82 billion	5 other accounts ($4.93 B)	None
	Andrew Stobart(m)	5 RICs 3 PIVs 42 other accounts	$7.18 billion $1.33 billion $21.80 billion	1 PIV ($13.00 M) 5 other accounts ($4.93 B)	None
	Andrew Strathdee(m)(u)	4 RICs 2 PIVs 39 other accounts	$5.45 billion $392.00 million $19.22 billion	6 other accounts ($5.40 B)	None
	Tom Walsh(v)	6 RICs 2 PIVs 35 other accounts	$3.34 billion $638.00 million $12.76 billion	1 other account ($350 M)	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
** Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(m) The portfolio manager began managing the Fund on May 17, 2018 (commencement of operations); reporting information is provided as of December 31, 2017.
(u) Mr. Bates and Mr. Strathdee are expected to retire from Baillie Gifford and cease to serve as Co-Portfolio Manager for the Fund during the second quarter of 2019.
(v) The portfolio manager began managing the Fund on September 3, 2018; reporting information is provided as of June 30, 2018.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_018_(09/18)